EXHIBIT 11
                                                      Certifications pursuant to
                                                               Exchange Act Rule
                                                     13a-14(b) or Rule 15d-14(b)

                                  CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Petrofund Energy Trust ("Petrofund") is filing its annual report on Form 40-F for the fiscal year ended December 31, 2003 (the "Report") with the United States Securities and Exchange Commission.

I, Jeffrey E. Errico, President and Chief Executive Officer of Petrofund, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Petrofund.

Dated: March 15, 2004

                               /s/  JEFFREY E. ERRICO
                               --------------------------------------------
                               Jeffrey E. Errico
                               President and Chief Executive Officer

                                  CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Petrofund Energy Trust ("Petrofund") is filing its annual report on Form 40-F for the fiscal year ended December 31, 2003 (the "Report") with the United States Securities and Exchange Commission.

I, Vince P. Moyer, Senior Vice-President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Petrofund.

Dated: March 15, 2004

                                      /s/  VINCE P. MOYER
                                      ----------------------------------------
                                      Vince P. Moyer
                                      Senior Vice-President, Finance and
                                      Chief Financial Officer